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                                                                      EXHIBIT 23

                      [PricewaterhouseCoopers LLP Letterhead]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-31283 of Doral Financial Corporation of our report dated March 5, 1999, appearing on page F-2 of this Form 10-K.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


San Juan, Puerto Rico
March 31, 1999